EXHIBIT 10.74

                                                    Addendum / Poultry. IGI
                                                           1-9-11 drp

                ADDENDUM TO CONTRACT OF SALE FOR REAL ESTATE

      This is an Addendum to a Contract of Sale for Real Estate
(hereinafter referred to as "The Contract") dated October 4, 2001, relating to premises known as Wheat Road and Lincoln Avenue, in the Township of Buena Vista, County of Atlantic and State of New Jersey, wherein IGI, INC. is the Seller and POULTRY INVESTORS, L.L.C. is the Buyer.

      The parties having identified the Driveway and Parking Easement referred to in Paragraph 12 of The Contract, and having attached to the signed Contract between the signature page and "Schedule A" a signed Diagram showing the parking places in question;

      It is understood and agreed by and between the parties hereto that the provisions of Paragraph 12 have been complied with, and that the parties have agreed that the parking places designated on said Diagram shall constitute the designation of the location of the parking spaces as called for in Paragraph 12 of The Contract.

      In all other respects, the terms of The Contract remain in full force and effect.

                                       IGI, INC.

Dated: October 4, 2001                 By  /s/ Domenic Golato
                                           --------------------------------
                                           Domenic Golato
                                           Senior Vice President

                                       POULTRY INVESTORS, L.L.C.

Dated: November 14, 2001               By  /s/ Victor F. Rone
                                           --------------------------------
                                           Victor Rone
                                           Managing Member


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